UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 1, 2013
Date of Report (Date of earliest event reported)

NOVUS ROBOTICS INC.
(Exact name of registrant as specified in its charter)

Nevada	333-140396	20-3061959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7669 Kimbal Street Mississauga, Ontario Canda	L5S 1A7
(Address of principal executive offices)	(Zip Code)

(905) 672-7669
Registrant’s telephone number, including area code

14 The Link, Mornigside
Sandton 2196 South Africa
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01  Changes in Registrant's Certifying Accountant

Novus Robotics Inc., a Nevada corporation (the “Company”) has engaged MSCM LLP (“MSCM”) as its principal independent registered public accounting firm effective January 1, 2013.  Concurrent with this appointment, the Company has accepted the resignation of De Joya Griffith, LLC (“De Joya”), effective January 1, 2013.  The decision to change its principal independent registered public accounting firm has been approved by the Company’s board of directors.

The report of De Joya on the Company’s financial statements for fiscal year ended May 31, 2011 did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles, other than to state that there is substantial doubt as to the ability of the Company to continue as a going concern. The Company amended its bylaws to change its fiscal year end to December 31 and, therefore, no audited financials were prepared for the period ended May 31, 2012. During the Company’s fiscal year ended May 31, 2011 and during the subsequent period through to the date of De Joya’s resignation, there were no disagreements between the Company and De Joya, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of De Joya, would have caused De Joya to make reference thereto in its report on the Company’s audited financial statements.

The Company has provided De Joya with a copy of this Current Report on Form 8-K and has requested that De Joya furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not De Joya agrees with the statements made in this Current Report on Form 8-K with respect to De Joya and, if not, stating the aspects with which they do not agree.  The Company has received the requested letter from De Joya wherein they have confirmed their agreement to the Company’s disclosures in this Current Report with respect to De Joya. A copy of De Joya’s letter is filed as an exhibit to an amendment to this Current Report.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

16.1	Letter of De Joya Griffith, LLC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVUS ROBOTICS INC.

DATE: January 3, 2013	By:	/s/ Berardino Paolucci
Name: Berardino Paolucci
Title: President/Chief Executive Officer

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